UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Japan Equity Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aberdeen Japan Equity Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
MAY 27, 2021

To the Stockholders of
Aberdeen Japan Equity Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held in virtual meeting format only on May 27, 2021, at 10:00 a.m., Eastern time, for the following purposes:

1.  To consider and vote upon the election of one Class I Director of the Fund, to serve until the 2024 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

2.  To consider and vote upon the election of one Class III Director of the Fund, to serve until the 2023 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

3.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposed election of a Director (the "Annual Meeting Proposal") is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 12, 2021 (the "Record Date").

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, you will not be able to attend the Annual Meeting in person. All stockholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may vote at the virtual Meeting if you choose to attend.

This year's Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Meeting by visiting: www.meetingcenter.io/244418979 at the Meeting date and time described in the accompanying proxy statement. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is ABD32021. There is no physical location for the Annual Meeting.

You may vote electronically during the Annual Meeting by following the instructions available on the Meeting website during the Annual Meeting.

Registering to Attend the Virtual Annual Meeting as a Beneficial Owner

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the virtual Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration for the Annual Meeting must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, 3 business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

This notice and related proxy materials are first being mailed to stockholders on or about May 3, 2021.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 27, 2021: This Notice and the Proxy Statement are available on the Internet at https://www.aberdeenjeq.com/en-us. On this website, you will be able to access the Notice, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

Megan Kennedy

Vice President and Secretary of the Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

May 3, 2021

Aberdeen Japan Equity Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the ABERDEEN JAPAN EQUITY FUND, INC., a Maryland corporation (the "Fund"), for use at the annual meeting of stockholders of the Fund (the "Meeting"), to be held in a virtual meeting format,, on May 27, 2021, at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof. A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. This Proxy Statement and proxy card are first being mailed on or about May 3, 2021 to stockholders of record as of April 12, 2021

The purpose of the Meeting is to seek stockholder approval of the following proposals (each a "Proposal"):

At the Annual Meeting (together, the "Annual Meeting Proposal"):

1.  To consider and vote upon the election of one Class I Director of the Fund, to serve until the 2024 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

2.  To consider and vote upon the election of one Class III Director of the Fund, to serve until the 2023 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

3.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the applicable proxy card or, if no specification is made, FOR each of the Proposals. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any stockholder giving a proxy card in advance of the Meeting has the power to revoke it by executing a superseding proxy card or by attending the Meeting and voting at the Meeting. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting.

With regard to approval of the Annual Meeting Proposal, the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of the Director for the Fund, any abstentions will not be counted as votes cast and will have no effect on the result of the vote.

On September 16, 2015, the Fund announced that the Board of Directors adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015. The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting until the requisite amount of stock entitled to vote at the Meeting shall be present. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The Board has fixed the close of business on April 12, 2021 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 13,408,535 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 27, 2021: The Proxy Materials and the Fund's most recent annual report are available on the Internet at https://www.aberdeenjeq.com/en-us. The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund's investor relations program at Aberdeen Standard Investments Inc.'s principal executive offices, c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, attention: Aberdeen Japan Equity Fund, Inc.: Investor Relations, or by calling collect at 1-800-522-5465.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSALS DESCRIBED IN THE NOTICE OF MEETING.

ANNUAL MEETING PROPOSAL

ELECTION OF DIRECTORS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominees listed below as Directors of the Fund.

(i)  Radhika Ajmera, as a Class I Director, to serve until the 2024 Annual Meeting of Stockholders and until her successor is duly elected and qualified.

(ii)  P. Gerald Malone as a Class III Director, to serve until the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

The terms of the nominees for Director will expire on the date on which each Director is elected at the Annual Meeting of Stockholders of the Fund in the year stated above or the date that their successor is elected and qualified. If the nominees should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace the nominees. The election of each nominee as a Director of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting. For purposes of the Proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote,

The nominees for Director of the Fund have consented to be named in this Proxy Statement and to serve as Directors of the Fund if elected. The Board has no reason to believe that the nominees named above will become unavailable for election as Directors, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such person(s) as the Board of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Directors of the Fund, as well as the other current Directors of the Fund. One Director, Mr. Gilbert, is considered to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Director").

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Independent Nominees for Director:
Radhika Ajmera† c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1964	Ms Ajmera has been an Independent Trustee of Aberdeen Funds since February 2020. She is also an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since June 2015 and of Aberdeen Japan Equity Fund Inc since September 2014 where she was appointed Chair effective December 2017.	2014	$0-$10,000	$10,001-50,000	20	Trustee of Aberdeen Asia- Pacific Income Investment Company Limited

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)		Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
P. Gerald Malone† c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950

Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a nonexecutive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of Statefor Health in the U.K. government from 1994 to 1997.

			$10,001-50,000	$100,000	+	26	Director of Bionik Laboratories Corporation (US healthcare company) since 2018.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Independent Directors:
Anthony S. Clark c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Mr. Clark has been the Managing Member of Innovation Capital Management LLC, a registered investment adviser, since January 2016. Previously, Mr. Clark was Chief Investment Officer of the Pennsylvania State Employees' Retirement System, Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation, and Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute. Mr. Clark is a Chartered Financial Analyst (CFA).	2015	$0-$10,000	$0-$10,000	1	Director of The Taiwan Fund, Inc. since 2017
Richard J. Herring* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Mr. Herring is Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972. He is also Founding Director, Wharton Financial Institutions Center and is a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council. He was Co-chair of the Shadow Financial Regulatory Committee, from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016. Former Director of Aberdeen Singapore Fund, Inc. (2007 to 2018).	2007	$10,001-50,000	$10,001-50,000	1	Director of Barclays Bank Delaware; Trustee of Deutsche Asset Management
						Funds (and certain predecessor funds) since 1990; Former Independent Director of Barclays Bank, Delaware from 2010 to 2018; Former Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Rahn K. Porter c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	2007	$10,001-50,000	$50,000-$100,000	21	Director of CenturyLink Investment Management Company and BlackRidge Financial, Inc. from 2004 to 2019 and Former Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Interested Director
Martin Gilbert c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1955

Mr. Gilbert joined the Board of River 24 and Mercantile Group PLC global in January 2021. Mr. Gilbert also joined the Board of AssetCo plc (asset and wealth management business) in January 2021. He is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management's parent company),and PGA European Tour. Mr. Gilbert is a director of the following investment funds: Aberdeen Funds, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Income Fund Inc., Aberdeen Global Premier Properties Fund, Aberdeen Income Credit Strategies Fund, Aberdeen Standard Alpha, Aberdeen Standard Global Infrastructure Income Fund, Inc. Aberdeen Standard Islamic SICAV, Aberdeen Standard Liquidity Fund (Lux),

2019	$0-$10,000	$50,000-$100,000	24	Aberdeen Asia-Pacific Income Fund, Inc. (FAX) (US closed-end fund)
Aberdeen Australia Equity Fund, Inc. (IAF) (US closed-end fund)
The India Fund, Inc. (IFN) (US closed-end fund)
Aberdeen Asia- Pacific Income Investment Company Limited (FAP) (a Toronto Stock Exchange listed company)
The Asia Tigers Fund, Inc. (GRR) (US closed-end fund) from 2012 to 2018.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years

Aberdeen Standard SICAV I, Aberdeen Standard SICAV IV, Aberdeen Total Dynamic Dividend Fund, Standard Life Investment Global SICAV II, and Standard Life Investments Global SICAV. Mr. Gilbert is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority's Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc since March 2019 and Director and Chairman of Aberdeen Standard Investments Inc.from 1995 to 2014. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.

(1)  Each director serves for a three year term,. The current term for Mr. Gilbert and Mr. Porter ends at the annual stockholder meeting in 2022. The current term for Mr. Clark ends at the annual stockholder meeting in 2023.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of April 12, 2021. "Family of Investment Companies" includes the Fund and other registered investment companies advised by Aberdeen Standard Investments (Asia) Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  As of April 12, 2021, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Standard Investments ETFs (which consist of 2 portfolios), Aberdeen Funds (which consist of 17 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios) are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.

†  Nominee for Director.

*  Mr. Herring is retiring from the Board, pursuant to the retirement policy of the Board, effective at the shareholder meeting on May 27, 2021.

Additional Information about the Board of Directors

The Board of Directors is currently composed of four Independent Directors and one Interested Director, Martin J. Gilbert. Richard J. Herring is retiring from the Board, pursuant to the retirement policy of the Board, effective at the shareholder meeting on May 27, 2021. P. Gerald Malone has been appointed by the Board as an independent Director effective as of the May 27, 2021 shareholder meeting and is presented for shareholder consideration in this proxy statement.

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Aberdeen Standard Investments (Asia) Limited ("ASIAL" or the "Investment Manager"), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen Standard fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Ms. Ajmera—financial background in fund management; Mr. Clark—financial background in investment management for public pension plans and a private foundation; Mr. Malone—legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of another fund within the Aberdeen Standard complex; and Mr. Gilbert is a founder and Chairman of UK companies and non-executive director of a number of non-U.S. companies and director roles within the Aberdeen complex, board experience with other public companies and investment trusts

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the "Commission"), do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Independent Directors as of April 12, 2021 neither any of the Independent Directors nor any immediate family member of the Independent Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held four regular meetings during its fiscal year ended October 31, 2020. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which they were a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, Mr. Porter attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Audit Committee are Messrs. Clark, Herring and Porter and Ms. Ajmera. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 18 and 19 of this Proxy Statement.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Clark, Herring and Porter and Ms. Ajmera. The Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfil their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the

Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above or to investor.relations@aberdeenstandard.com. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

OFFICERS

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2012

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for Aberdeen Standard Investments Inc. ("ASII"), overseeing Product Management, Product Development and Client Services for ASI's registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASI in 2000.

Joseph Andolina* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, Vice President— Compliance	Since 2017

Currently, Chief Risk Officer-Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel since 2012.

Andrea Melia* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2012	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII as Head of Fund Administration—US in 2009.
Megan Kennedy* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2012	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.
Chris Demetriou* Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer—UK, EMEA and Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Bev Hendry* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Currently, Chairman—Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018).

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Jim O'Connor** Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1976	Vice President of the Funds	Since 2020	Currently, Chief Operating Officer—Americas for ASII. Mr. O'Connor joined ASII as US Counsel in 2010 as U.S. Counsel.
Christian Pittard* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2012	Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined ASI from KPMG in 1999.
Lucia Sitar* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.
Sharon Ferrari* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2014	Currently, Senior Product Manager—US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Heather Hasson* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2012	Currently, Senior Product Manager for ASII since 2009. Ms. Hasson joined ASII as a Fund Administrator in 2006.

*  Messrs. Goodson, Andolina, Hendry, O'Connor, Demetriou and Pittard and Mses. Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Property Fund, Aberdeen Standard Investment ETFs (which consists of 2 portfolios), Aberdeen Funds (which consists of 22 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios), all of which may be deemed to be a part of the same "Fund Complex."

Transactions with and Remuneration of Officers and Directors

Effective December 8, 2020, each non-affiliated Director receives fees, paid by the Fund, of $3,000 for each Directors' quarterly meeting, $1,500 for each Directors' ad hoc meeting attended by telephone and an annual fee of $25,000. The Chair of the Board of Directors receives an additional $15,000 annually. The Chair of the Fund's Audit Committee receives an additional $6,000 annually.

The officers of the Fund did not receive any compensation from the Fund. As of April 12, 2021, four of the Fund's Directors are independent. ASII, which pays the compensation and certain expenses of the officers of ASII who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Radhika Ajmera	$49,000	$118,681
Anthony Clark	$39,000	$39,000
Richard J. Herring(2)	$39,000	$39,000
Rahn K. Porter	$44,000	$198,750
Interested Director
Martin Gilbert	$0	$0

(1)  Paid through fiscal year end October 31, 2020.

(2)  Retiring effective May 27, 2021.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

Aberdeen Standard Investments (Asia) Limited serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. ASIAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company, located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies, which changed its name to Standard Life Aberdeen plc ("Standard Life Aberdeen"). Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH, is a Scottish limited company listed on the London stock exchange. As a result of the merger, ASIAL is an indirect subsidiary of Standard Life Aberdeen.

In rendering investment advisory services, ASIAL may use the resources of investment advisor subsidiaries of Standard Life Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Standard Life Aberdeen affiliates, including the Fund, as associated persons of the investment manager. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

Aberdeen Standard Investments Inc. serves as the administrator to the Fund and its principal office is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. ASII also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina, Goodson, Hendry and Mmes. Melia and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASII. ASII is an indirect subsidiary of Standard Life Aberdeen.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund's officers and Directors, certain officers and directors of the investment manager, affiliates of the investment manager and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE.

Based solely upon the Fund's review of the copies of such forms filed on EDGAR or written representations from the Directors and officers of the Fund and the filings by the beneficial holders of greater than 10% of a Fund's shares, to the knowledge of the Fund, for the fiscal year ended October 31, 2020, the filings required by the Exchange Act were made on a timely basis.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 8, 2020, the Board of the Fund, a Maryland corporation (the "Fund"), including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2021. Although it is not expected that a representative of KPMG will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2020 were audited by KPMG. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2020 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chairman of the Audit Committee
Radhika Ajmera, Member of the Audit Committee
Anthony S. Clark, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee

Audit Fees

The aggregate fees billed by KPMG for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal year ended October 31, 2019 was $48,210, and for the fiscal year ended October 31, 2020 was $48,582.

Audit-Related Fees

The aggregate fees billed by KPMG and the former independent public accounting firm for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2019 and 2020 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2019 was $8,120, and for the fiscal year ended October 31, 2020 was $8,240.

Other Fees

There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended October 31, 2019 and 2020.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which KPMG or the former independent public accounting firm billed the Fund fees for the fiscal years ended October 31, 2019 and 2020 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by KPMG for non-audit services rendered to Aberdeen Standard Investments (Asia) Limited, the Fund's investment manager or any entity controlling, controlled by, or under common control with ASIAL that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2019 and October 31, 2020, were respectively, $620,557 and $365,465.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to the Fund's investment manager and affiliates of the investment manager of the Fund is compatible with maintaining the independence of KPMG and has concluded it is.

THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE "FOR" THE ANNUAL MEETING PROPOSAL.

ADDITIONAL INFORMATION:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	3,566,864	(2)	26.6%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	2,499,999	(3)	18.6%
Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	1,503,145	(4)	11.2%
Karpus Management, Inc. 183 Sully's Trail Pittsford, NY 14534	1,028,325	(5)	7.7%
City of London Investment Management Company Limited 77 Gracechurch Street London EC3V 0AS England	903,400	(6)	6.7%

(1)  The information provided in this column regarding the percent of common stock outstanding is based on the publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission as of the Record Date.

(2)  The above information is based on a Schedule 13G/A filed with the Commission on February 16,2021, which indicates that 1607 Capital Partners, LLC has sole voting power and sole dispositive power with respect to its 3,566,864 shares of common stock.

(3)  The above information is based on a Schedule 13G/A filed with the Commission on February 11, 2021, which indicates that Wells Fargo & Company has 2,221,857 shares of common stock with shared voting power and 2,499,999 shares of common stock with shared dispositive power.

(4)  The above information is based on a Schedule 13G/A filed with the Commission on February 9, 2021, which indicates that Lazard Asset Management LLC has 1,446,190 of sole voting power and 1,503,145 sole dispositive power with respect to its shares of common stock.

(5)  The above information is based on a Schedule 13G/A filed with the Commission on February 12, 2021, which indicates that Karpus Management, Inc. has sole voting power and sole dispositive power with respect to its 1,028,325 shares of common stock.

(6)  The above information is based on a Schedule 13G filed with the Commission on February 12, 2021, which indicates that City of London Investment Management Company has sole voting power and sole dispositive power with respect to its 903,400 shares of common stock.

Security Ownership of Management. As of April 12, 2021, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of ASII or its affiliates. The Fund has retained AST Fund Solutions, LLC ("AST") to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of proxies by AST and with any proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2022 annual meeting of stockholders of the Fund must be received by the Fund, c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not later than December 22, 2021.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2022 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to May 27, 2022.

By order of the Board of Directors,

Megan Kennedy

Vice President and Secretary of the Fund

1900 Market Street, Suite 200
Philadelphia, PA 19103
May 3, 2021

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetingcenter.io/244418979

on May 27 at 10:00 a.m. Philadelphia time.

To participate in the Virtual Meeting, enter
the 14-digit control number from the shaded
box on this card.

The Password for this meeting is

ABD32021

Please detach at perforation before mailing.

PROXY	ABERDEEN JAPAN EQUITY FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2021

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned stockholder(s) of Aberdeen Japan Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Japan Equity Fund, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held virtually at the following Website: www.meetingcenter.io/244418979 on May 27, 2021, at 10:00 a.m. Philadelphia time, and at any adjournment thereof as indicated on the reverse side.  To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.  The Password for this meeting is ABD32021.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

JEQ_32079_043021

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Japan Equity Fund, Inc.

Annual Meeting of Stockholders to be held virtually on May 27, 2021, at 10:00 a.m. (Eastern Time)

The Notice of Annual Meeting, Proxy Statement and Proxy card for this meeting are available at:

https://www.aberdeenJEQ.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 3, 2021 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To consider and vote upon the election of one Class I Director of the Fund, to serve until the 2024 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.

		FOR	AGAINST	ABSTAIN
	01. Radhika Ajmera	☐	☐	☐

2.	To consider and vote upon the election of one Class III Director of the Fund, to serve until the 2023 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.

		FOR	AGAINST	ABSTAIN
	01. P. Gerald Malone	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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